UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2007

Date of Report (Date of earliest event reported)

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Hawthorne Street, Suite 610

San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

(415) 543-3470

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Medivation, Inc. (the “Company”) currently lists its common stock, par value $0.01 per share (the “Common Stock”), on the American Stock Exchange. On February 27, 2007 the Company received a letter from the Nasdaq Stock Market LLC approving the Company’s application to list its Common Stock on The Nasdaq Global Market. The Company intends to withdraw its Common Stock from listing on the American Stock Exchange and transfer its listing to The Nasdaq Global Market. The Company expects that its Common Stock will begin trading on The Nasdaq Global Market under the symbol MDVN at the opening of trading on March 20, 2007. The Company’s Common Stock will continue to trade on the American Stock Exchange under the symbol MDV until the close of trading on March 19, 2007.

Item 9.01	Exhibits.

99.1	Press release dated March 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2007

MEDIVATION, INC.

By:	/s/ C. Patrick Machado
Name:	C. Patrick Machado
Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated March 8, 2007.